NASDAQ: KTCC Trust. Commitment. Results. Exhibit 99.1

Craig D. Gates President and CEO Trust. Commitment. Results.

Leading provider of Electronic Manufacturing Services (EMS) with unique combination of global capabilities and customer responsiveness Trust. Commitment. Results.

Safe Harbor Statement
This presentation may contain forward-looking statements within the meaning of the federal securities laws and are subject to the safe harbor under those laws.  These forward-looking statements can be identified by the use of words such as "expect", believe", "anticipate",
"will", "may", "should", "plan" and similar expressions.  Forward-looking statements include statements made as to future revenue and earnings, trends in the EMS industry, existing and potential new customer relationships and competition.  These forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those contemplated by the statements.  These risks and uncertainties include, but are not limited to the challenge of effectively managing operations in an uncertain economic environment to prepare for growth in coming periods; the accuracy of customers' forecasts; success of customers' programs; timing of new programs; changes in pricing policies by the Company, its competitors or customers; the dependence on a small number of large customers and the other risks described under "Management's Discussion and Analysis of Financial Condition and
Results of Operations - Risks and Uncertainties That Could Affect Future Results" in the
Company's most recent Annual Report on Form 10-K and Quarterly Reports on Form 10-Q and
current reports on Form 8-K, filed with the SEC.  Any forward-looking statements in this presentation are based on the Company's current expectations and the Company assumes no obligation to update these forward-looking statements.
Trust.  Commitment.  Results.

Outsourcing market expected to continue to grow
Strong competitive position:
- Unique combination of global capabilities and customer responsiveness
- Increasing demand for EMS services in North America and Asia
- Unique degree of vertical integration
Expanding customer portfolio across diverse industries
Strong revenue and earnings growth
Financial performance exceeds industry average
Strong balance sheet
Key Investment Highlights
Trust.  Commitment.  Results.

Electronic Manufacturing Services Market $0 $50 $100 $150 $200 $250 $300 2011 2012 2013 2014 2015 2016 In Billions Source: IDC, 2012 Trust. Commitment. Results.

EMS Provider Tiers Tier I: Over $2 billion in annual revenue Tier II: $400 million to $2 billion in annual revenue Tier III: $100 million to $400 million in annual revenue Trust. Commitment. Results.

Integrated Global Operations: US
Spokane, Washington
- Corporate headquarters
- Command and Control
- Centralized program management,
production control, quality control,
material management
- Tooling and prototyping
- Low volume PCA and box build
El Paso, Texas
- Product distribution
Trust.  Commitment.  Results.

Integrated Global Operations: Mexico
Juarez, Mexico
- Volume PCA, box build and
plastic molding
- Repair operations
- 500,000 square feet
- Contiguous campus of five
facilities
- Long term presence since 1984
Trust.  Commitment.  Results.

Integrated Global Operations: China
Shanghai, China
- International material
sourcing organization
- High-volume PCA and box
build
- 130,000 square feet
- Presence since 1999
Trust.  Commitment.  Results.

Worldwide Production Mix Trust. Commitment. Results. Shanghai China 20% Spokane USA 2% Juarez Mexico 78%

USA-based Management
Operations
Materials
Production Control
Quality Control
Engineering
USA-Based Production
Prototyping
Low Volume
Mexico-based Production
Low to high volume
China-based Production
High volume
USA-Based Purchasing
Parts
China-Based Purchasing
Parts
Leveraging Global Capacities
Trust.  Commitment.  Results.

Virtual Tier I Capabilities
International sourcing yields close to Tier I material pricing
Chinese and Mexican production yields Tier I conversion costs
One Stop Shopping:
- Strong production and process design capabilities
- Multiple production technologies and vertical Integration
- Scalability as volume grows: Spokane Juarez China
Trust.  Commitment.  Results.

Tier III Responsiveness
USA-based centralized operations management
Customer interface in English
Experienced program management for low/mid/high volume programs
Experienced management of offshore facilities
Trust.  Commitment.  Results.

Tier I COST COST Tier II Tier III RESPONSIVENESS RESPONSIVENESS Rapid Rapid Slow Slow Low Low High High Cost/Service Comparison For $5 to $80 Million Program Trust. Commitment. Results.

Target Accounts
Program with $5 million to $80 million in annual revenue
Involves at least two production technologies:
- Plastic injection molding
- Electrical assembly
- Full box build
Complex product assembly at account maturity
Customer places high value on responsiveness
Customer seeking long-term relationship
Trust.  Commitment.  Results.

Profitable and Diverse Customer Programs Trust. Commitment. Results.

…From Wide-Ranging Industries
Consumer plastic products
Consumer electronics
Medical devices
Specialty printers
Gaming
Telecommunications
Automotive
Educational equipment
Electric transportation
Computer accessories
Industrial tools
Industrial controls
Networking equipment
Scientific instruments
Data storage
Financial Transaction
Military equipment
Irrigation equipment
Trust.  Commitment.  Results.

26
29
33
36
40
Q2-FY11
Q3-FY11
Q4-FY11
Q1-FY12
Q2-FY12

Number of Customers Generating Revenue Trust. Commitment. Results.

89
104
119
135
149
Q2-FY11
Q3-FY11
Q4-FY11
Q1-FY12
Q2-FY12

Number of Programs Generating Revenue Trust. Commitment. Results.

100
80
60
40
20
0
$ Millions
Keyboards
EMS
Total
FY98
FY99
FY00
FY01
FY02
FY03
FY04
FY05
FY06
FY07
FY08
FY09
FY10
FY11
FY12

Historic Transition to EMS * Projected Q3 Results Trust. Commitment. Results.

Growth Strategy
Continue to emphasize unique combination
of Tier I capabilities and Tier III responsiveness
Continue to invest in volume driven capacity
Continue to leverage materials and parts procurement
Continue to diversify customer portfolio across many industries
Expand into more high-value-added, multi-production technology programs
Trust.  Commitment.  Results.

Financials Ronald F. Klawitter Chief Financial Officer and Treasurer Trust. Commitment. Results.

Core Operating Objectives Grow faster than EMS industry Maintain strong operating margins and profitability Maintain strong balance sheet ROIC that exceeds cost of capital Trust. Commitment. Results.

$100
$80
$60
$40
$20
$-
In Millions
Q2-FY11
Q3-FY11
Q4-FY11
Q1-FY12
Q2-FY12
Q3-FY12e

Quarterly Revenue Trust. Commitment. Results.

In Millions
$350
$300
$250
$200
$150
$100
$50
$-
FY2009
FY2010
FY2011
FY2012*

Annual Revenue * Based on annualized projection through Q3 Trust. Commitment. Results.

Financial Model
8.2%
4.8%
3.4%
Q2-FY12
8.9%
6.1%
2.8%
Q2-FY11
7.2%
4.9%
2.3%
Q1-FY12
Gross Margin
Operating Expenses
Operating Margin
9% - 10%
3% - 4%
5% - 7%
Target
Expecting gradual improvement with long term growth
Trust.  Commitment.  Results.

Diluted EPS
$1.20
$1.00
$0.80
$0.60
$0.40
$0.20
$-
FY 2009
FY 2010
FY 2011
FY 2012*

Annual Earnings * Based on annualized projection through Q3 Trust. Commitment. Results.

4.00%
3.50%
3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
FY 2008
FY 2009
FY 2010
FY 2011
FY 2012 (Projected through Q3 annualized)
KTC Operating Margin Percentage
Industry Average

Operating Margin Percentage Trust. Commitment. Results.

3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
-0.50
FY08
FY09
FY10
FY11
FY12
Current Ratio
Debt to Equity Ratio

Key Balance Sheet Ratios Trust. Commitment. Results.

18.00%
16.00%
14.00%
12.00%
10.00%
8.00%
6.00%
4.00%
2.00%
0.00%
FY 2008
FY 2009
FY2010
FY2011
FY2012 (Projected through Q3 annualized)
KTC ROIC
Industry Average ROIC

Return on Invested Capital Trust. Commitment. Results.

Outsourcing market expected to continue to grow
Strong competitive position:
- Unique combination of global capabilities and customer responsiveness
- Increasing demand for EMS services in North America and Asia
- Unique degree of vertical integration
Expanding customer portfolio across diverse industries
Strong revenue and earnings growth
Financial performance exceeds industry average
Strong balance sheet
Key Investment Highlights
Trust.  Commitment.  Results.